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                                                                   EXHIBIT 10.15

                              CONSULTANCY AGREEMENT

      THIS CONSULTANCY AGREEMENT ("Agreement") is made as of the 2nd day of January, 2000 between Medis Technologies Ltd. (the "Company") and Robert Lifton (the "Consultant"), (together with the Company, the "Parties", and each individually a "Party").

                              W I T N E S S E T H :

      WHEREAS, the Company had previously retained and now desires again to engage the services of the Consultant to advise the Company on management, financial and business development of the Company;

      WHEREAS, the Consultant is willing and able to undertake engagement with the Company subject to the terms and conditions stated herein.

      NOW, THEREFORE, the Company and the Consultant agree as follows:

1.    Services.

      (a) The services to be provided by the Consultant hereunder (the "Services") shall be:

           (i) to advise and assist the company on management and accounting policy and issues; and

           (ii) to advise and assist the company in the area of financing and capital raising, as well as to assist the company in maintaining its relationships with its investors and with the NASDAQ; and

           (iii) to advise and assist the company in managing its relationship with legal, financial and business advisers; and

           (iv) to provide such additional services relating to the management of the company as the Company may request from time to time, (the "Additional Services"), as mutually agreed between the Company and the Consultant.

      (b) It is expressly understood that the Company is not engaging the Consultant to provide legal advice or perform legal services and that the Consultant shall not serve as the Company's legal advisor or attorney in any capacity.

2.    Term. This Agreement shall have an initial term (the "Base Term") of two
(2) years, commencing on the date first written above. The Base Term shall be automatically extended from year to year thereafter for additional one-year periods under the same terms and conditions, except that the retainer shall be subject to review by mutual agreement of the Parties thirty (30) days prior to the beginning of the renewal term of this Agreement. The Base Term and any renewal terms are collectively referred to herein as the "Term". The Term may be terminated earlier, but solely in accordance with this Agreement.

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3.    Compensation. During the Term, the Company shall pay the Consultant in accordance with the following:

      (a) Retainer. The Company shall pay to the Consultant an annual retainer equal to Two Hundred and Forty Thousand United States Dollars (US$240,000) (the "Retainer"). The amount of the Retainer shall be paid monthly prorated for any partial calendar month of the Term. Payment of the Retainer to the Consultant shall be made on the date of this Agreement, and on the first day of each subsequent calendar month during the Term in US Dollars.

      (b) Expenses: The Company will pay for any business expenses incurred by the Consultant n the performance of his Consulting services hereunder.

4. Termination on Death or Disability. The Term shall automatically terminate on the death of the Consultant or his becoming "disabled." The Consultant shall be deemed to have become "disabled" if the Consultant fails to perform substantially all of its duties under this Agreement for a continuous period in excess of ninety (90) days because of a disabling illness or injury to the Consultant.

5. Termination by the Consultant. In the event of the failure in any material way of the Company to fulfill any of its material obligations under this Agreement (hereinafter "Breach"), the Consultant, after furnishing the Company with thirty (30) days prior written notice and the opportunity to cure, shall be entitled to terminate this Agreement (and thus terminate the Term) in the absence of any cure by the Company and to receive the balance of the Retainer for the then year term of this Agreement.

6.    Termination  by the Company.

      During the Term or an extended term, the Company shall be entitled, by thirty days notice in writing, to terminate this Agreement for a material breach by the Consultant of one or more of the terms of this Agreement, or for any act in contravention of the fiduciary responsibility of the Consultant to the Company. Unless the breach is cured to the satisfaction of the Company within the period of the thirty day notice above, then this Agreement shall terminate thereafter immediately and the Company shall no longer be obligated to make further payments to the Consultant.

7.    Company Matters, Restrictive Covenants.

      (a) Non-Compete. The Consultant hereby acknowledges and recognizes that the services the Consultant is to render are of a special character with a unique value to the Company, the loss of which cannot adequately be compensated by damages in an action at law. In light of the foregoing, and because of the proprietary or confidential information to be obtained by or disclosed to the Consultant, the Consultant covenants and agrees that during the term of this Agreement and for two years thereafter, he shall not engage in or assist others to engage in any activity which is competitive with the business of the Company.

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      (b)  Confidentiality. The Consultant and the Company shall not disclose to any other Party the terms of this Agreement, without the prior written consent of the Company or as otherwise required by law.

8.    Miscellaneous.

      (a) Independent Contractor. It is agreed by the Parties that the Consultant is acting as an independent contractor under this Agreement and is not an employee of the Company.

      (b) Entire Agreement, Binding Effect. This Agreement sets forth the entire understanding between the Parties as to the subject matter of this Agreement and merges and supersedes all prior agreements, commitments, representations, writings and discussions between them; and neither of the Parties shall be bound by any obligations, conditions, warranties or representations with respect to the subject matter of this Agreement, other than as expressly provided in this Agreement or as duly set forth on or subsequent to the date hereof in writing and signed by the proper and duly authorized representative of the Party to be bound hereby. This Agreement is binding on the Consultant and on the Company and their respective successors and assigns (whether by assignment, by operation of law or otherwise).

      (c) Severability. The Parties hereby agree that if any particular provision or section of this Agreement is adjudicated to be invalid or unenforceable, the remainder of the provisions and sections of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid or unenforceable provisions.

      (d) Notices. All notices, approvals, consents, requests or demands required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given three business days after being deposited in the mail, registered or certified, postage prepaid, on receipt if hand delivered or sent by facsimile (answer-back received) or one business day after being given to a reputable overnight courier and addressed to the Party entitled to receive such notice at the following address (or other such addresses as the Parties may subsequently designate):

      Company:     Medis Technologies Ltd.
                   805 3rd Avenue
                   N.Y., N.Y. 10022
                   Facsimile: 212 935 8484

      Consultant:  Robert Lifton
                   983 Park Avenue
                   Apt. #10C
                   New York, NY 10028
                   Facsimile:  (212) 744-0385

      If notice is given by any other written method, it shall be deemed effective when actually received.

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      (e)  Waivers. No Party shall be deemed to have waived any right, power or privilege under this Agreement or any provisions hereof unless such waiver shall have been duly executed in writing and acknowledged by the Party to be charged with such waiver. The failure of a Party at any time to insist on performance of any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof. No waiver of any breach of this Agreement shall be held to be a waiver of any other subsequent breach.

      (f) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, USA, without giving effect to the conflict or choice of law provisions thereof.

      (g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument

           IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date first written above.

Medis Technologies Ltd.


By:  /s/ Howard Weingrow
   -----------------------------
Name:  Howard Weingrow
Title: President

Robert Lifton


/s/ Robert Lifton
--------------------------------